Listing Report:Supplement No. 165 dated Feb 09, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 383554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$434.19

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 8	Length of status:	0y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$4,658	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	selelane	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 96% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 4% )	640-659 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off my credit cards
I'm a hardworking teacher with a lot of credit debt.

A few years back, just out of grad school, I did not have a full time job. I worked as a substitute teacher in the day and in a restaurant at night. I was unable to pay my bills with out giving myself loans from credit cards. I was hoping to pay them off as soon as I got a full time teaching position. However, I then moved to Arizona, the lowest paid teachers in America (I didn't know that until I moved here).

I currently pay 400 toward my credit cards. I have just recently paid off my car and can now afford to pay 600 towards my credit debt.

The interest rates on my cards are very high, as one of my major ones raised the rates before I got a chance to 'opt out' (cancel the card).

It feels as though I've hardly made a dent in paying off the cards, as I've only been able to afford to pay the minimum.

Please help me pay off my debt with a low interest rate.

Thank you.

As a side note:
Being able to pay off my credit debt will take money away from the credit card CEO's and put money towards more helpful areas of the economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	8 / 5	Length of status:	0y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	23	Occupation:	Car Dealer
Now delinquent:	1	Revolving credit balance:	$22,562	Stated income:	$50,000-$74,999
Amount delinquent:	$300	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sincere-exchange2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Devoted Dad Destroying Debt
Purpose of loan:
This loan will be used to pay off some existing credit card debt I have. I am looking to consolidate my debt into one structured payment which will allow me to pay off my debts faster than I am currently doing due to exorbitant interest rates. I have a fiance, Melissa, and we have a beautiful 3 yr old son, Cory.?I am trying to pay off debt faster so that she can have the wedding she deserves.

My financial situation:
I am a good candidate for this loan because I am an honest person. I have been fully employed since I was 15 yrs old. I am now 29. I have worked an average of?60 hours/week at a car dealership as an assistant service manager since 2000. My previous dealer closed in July 09, and I started at my current dealership the next day. I continue to supplement my career with a part time job as a bartender at a high-end restaurant. I work an average of 2 nights a week, usually taking home $100-$150 a night. I have not counted this income in my net figure, as this job is not something which I can count on a set dollar amount. I figure I take home between $750-$1000 any given month, but again, I did not put this into my net income figure. I do not have a car payment, and except for being a week late one time on my mortgage payment (I was away on vacation and had forgotten to set up my payment online), I have never missed a mortgage payment since I bought my home in april of 2005. Melissa and I have been living together since we purchased the house, and have always split the bills equally. The figures I've provided for housing and household expenses take into account the fact that she pays half of all bills. She is a GCMS Chemist by trade, and has never had a problem paying a bill on time.

Monthly net income: $ 2411

Monthly expenses: $ 1940
??Housing: $ 690
??Insurance: $ 75
??Car expenses (gas/tolls): $85
??Utilities: $ 25
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$320.33

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	1y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$18,283	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investor1234	Borrower's state:	Florida	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	840-859 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
investment Funding
Purpose of loan:
This loan will be used for investments to generate additional cash flow for my new consulting business.

My financial situation:
I am a good candidate for this loan because I have very little debt and have never had a late payment for anything.

I have several current loans that I have invested in and paid my previous loan payments on time.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	11.06% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	17 / 9	Length of status:	6y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	48	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$3,826	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pennypacker	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
buy new fixtures
Purpose of loan:
This loan will be used to make changes to our home.
My financial situation:
I am a good candidate for this loan because I am military and have a successful history using this service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 13.11%	Starting monthly payment:	$98.20

Auction yield range:	4.06% - 9.99%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	2 / 2	Length of status:	1y 10m
Credit score:	780-799 (Jan-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$66	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nycCF	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
My Financial Situation:
I have never had a single late payment in my credit history and I am a Prosper lender. My last personal loan was paid off in 10 months. I am currently teaching finance courses, consulting for startups and doing contract investment finance work.

I would like to pay down my Personal AMEX (~$1,850 balance at 15.24% APR) and my Business AMEX ($1,000 balance at 15.24% APR).

Monthly Income/Expenses:
Income - $2,500
Rent - $750
Food - $500
Utilities/Phone/Cable/Internet - $175
Transportation - $150
Entertainment/Miscallaneous - $125

Available for Prosper payment, savings, etc. - $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	6y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$4,920	Stated income:	$75,000-$99,999
Amount delinquent:	$78	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-treasure5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off everything except mort.
Purpose of loan:This loan will be used to pay off my credit cards and two personal loans.? By paying my credit cards and personal loans off I will reduce by $800 a month.

My financial situation:
I am a good candidate for this loan because I have a stable job and have been employeed with the same company for 7 years.? I have a good payment history on my credit cards and other loans.? I made 90K last year, that is the amount listed on my 2009 W-2.? My household cost included my mortgage $1845, power and water $300, cable/phone/internet $200, car insurance $100, credit cards and personal loans?$800.? My car is paid off so there is no car note.? The one account the shows past due is a collection account from 4 years ago that has already been paid- I am disputing it now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	11 / 11	Length of status:	1y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	18	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$34,969	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-moola-river	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High APR Relief
Purpose of loan:
This loan will be used to... consolidate credit cards I used to set up home for me and my kids after my recent divorce, which increased from 8.9% to 29.99% when I chose not to opt out by closing my cards in September.?When my interest rates jumped, my payments jumped and a quarter of my expenses every month go straight to my cards, instead of my kids and necessities.
My financial situation:
I am a good candidate for this loan because? My median credit score is a 698 (Feb. 8) so I'm guessing the low one showed here.? I have no late payments and?no collections;? I pay my bills on time.? My score would be higher if my balances decreased every time I made a payment instead of going to interest.? I just would prefer to spend all this interest money on my kids' needs.? I was a stay-home mom for 10 years and owned 3 homes with my ex.? He lives in our big house and kept the other 2 as rental properties, and all the financial responsibilities are legally his.? Unfortunately, I am still on all 3 mortgages (1st & 2nd's and home equity line) until next February, so I do not qualify for a consolidation or basically any credit at all until I am removed from those properties because I'm technically liable for the monthly payments (my expense), even though they are not my responsibility and he pays them religiously.? I am frugal, and dedicated to the quality of my kids' lives and am looking for alternative lending in the meantime.

Monthly net income: $ 4688

Monthly expenses: $ 4285 (currently!)
??Housing: $ 1900
??Insurance: $ 104
??Car expenses: $ 396
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000?currently
??Other expenses: $ 200 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$256.33

Auction yield range:	11.06% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 9	Length of status:	1y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	15	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,453	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	spectacle2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Consolidation
This loan will be used to help pay for my upcoming wedding in March. I would rather take out a small personal loan then put it on a credit card, mainly due to the higher interest rates with certain cards. It appears to more economically sound the personal loan route to have fixed interest rate then a variable one. Between my future my and self we have never missed a payment on anything, we both have excellent credit scores and take pride in that. My payments are on time every month and will continue to be that way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.60%	Starting borrower rate/APR:	13.60% / 13.95%	Starting monthly payment:	$492.76

Auction yield range:	3.06% - 12.60%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	4y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,339	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	abundant-compassion777	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GreatCreditScore-consolidating CCs
Purpose of loan:
This loan will be used to
pay off my credit cards and consolidate into one payment.
My financial situation:
I am a good candidate for this loan because I?have a credit score of over 730 which shows how?responsible?I am in paying my?bills on time, every time.?I have had a job in a great company for over 4 years now, which shows my stable employment history.? I need this loan to consolidate all my bills into one payment, which will help me to manage my expenses a lot better and I can concentrate on paying one bill instead of a few different ones.??

Hope you all will invest in my loan!? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.25%	Starting borrower rate/APR:	11.25% / 13.37%	Starting monthly payment:	$394.29

Auction yield range:	4.06% - 10.25%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 5	Length of status:	2y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	13	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,587	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	AnimalZero9	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	720-739 (Feb-2008) 640-659 (Sep-2006) 640-659 (Jul-2006)
Principal balance:	$2,089.34	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Consolidating Auto & Prosper Loan..
Why I am a good candidate:
This will be my 3rd listing for a loan on Prosper.com - The first one was for college expenses in 2006, I believe, at the time my interest rate was 23%...? About 18 months later, because of continued credit history I paid down the original loan and opened up a new one which is now currently open at 10.15%... I have not missed a payment in what is probably roughly 36-40 months combining the two.

I work in wealth management for a global firm located in the Financial District of San Francisco. Although I am in the banking world, I appreciate the value of Prosper and peer-to-peer lending. I consider myself a very safe investment given the fact that this monthly payment will only be roughly 6-8% of my monthly income. Since managing other's money is my occupation, it goes without saying, I will manage my own strongly, as well.

What the loan is for:
I am looking to consolidate two loans into one Prosper loan. I have roughly $2100 remaining on my second Prosper loan (again 17 of 17 on-time payments) and would like to pay the remainder of that using this loan. I also have a?balance transfer from a credit card as my?auto loan and about $10,200 remains to be paid. As I mentioned, I am a safe loan to invest in, my credit history just on this site speaks for itself. The chance of this loan lasting 36 months is also very slim as I will most likely be paying double the monthly amount right from month one.

Details on my credit:
I pay my credit cards 'in full' on a monthly basis. The only reason I have a revolving balance is because the auto loan I speak of above is on a no-interest credit card that remains to be paid. The interest rate has now reverted to the upper-teens,?I certainly could afford to keep it on there going forward, however, I'd rather have simple consolidated payments. Other than that I have no remaining student loans or long-term liabilities. If this loan were to be funded I would have $400-800 in monthly credit card debt, rent, and living expenses. Because of my budget, I actually put away roughly 6% of my income in a Roth 401k, and another 10-20% month in savings vehicles. Again, I cannot emphasize how secure I am as a trustworthy borrower.

I appreciate your investing in me and I assure you this is a great way to get some good return from a?strong borrower. Please message me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$715.68

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	17 / 15	Length of status:	1y 9m
Credit score:	740-759 (Feb-2010)	Total credit lines:	45	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$27,593	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rocket7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because i have good credit and pay my bills ontime.? At this time I am paying five to six hundred dollars a month in just intest on my cedit cars.? If I were able to get a loan to pay off my credit cards, the amount that I am paying in interest per month would be equal to my monthly payment? on a thirty six month loan.? I would be able to pay off more per month and ultimately pay off my debt much quicher and more efficently.? I feel that my past credit speaks for itself.? I almost never am late on a payment and at this time have a credit score around 715.? Please feel free to contact me with any questions concerning my loan application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,150.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$97.26

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	33%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	7 / 7	Length of status:	8y 5m
Credit score:	700-719 (Jan-2010)	Total credit lines:	25	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$11,512	Stated income:	$25,000-$49,999
Amount delinquent:	$228	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	mikenzane	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Honda Accord for work
Purpose of loan:
This loan will be used to?
Purchase of 2004 Honda Accord, this will cut my gas bill in half. I spend 80.00 a week in gas for a monthly total of 320.00 a month with this car I will save 160.00 in gas per month
This alone will make my car payment.
This car is 4900.00?My wife?cashed in a IRA and I need 2150.00.

My financial situation:
I am a good candidate for this loan because?
I have worked for the same company for over 5 years.
We do own our own home, trying to get credit scores to go up.
The delinguent amount of $228.00 HAS BEEN PAID .
It was a doctor bill, and has been taken care of, can prove that
I am a certified welder for a company who has been in business for 19 years, I have been with then since Aug 2004

Monthly net income: $
3100.00+ wifes income of 1200 month = 4300.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 130.00
??Car expenses: $ 220.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 12.95%	Starting monthly payment:	$31.99

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	5 / 4	Length of status:	2y 11m
Credit score:	760-779 (Feb-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ethical-moola1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Go Back to School
Purpose of loan:
This loan will be used to go back to school. I would like to get my Bachelor Degree in education. I will continue to work full-time.

My financial situation:
I am a good candidate for this loan because I am very responsible. Both me and my wife have stable, full-time jobs. I have been in my profession for over 3 years. I don't have any credit card debt, no student loans or car loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$240.34

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	22 / 20	Length of status:	11y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	51	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$153,640	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reflective-asset	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Retraining
Purpose of loan:
This loan will be used to?
pay for classes in Flash, animation, web-based technologies and programming (specifically actionscript)
My financial situation:
I am a good candidate for this loan because I have a track record of working as a contractor in Graphic Design. I have worked for Book Publishing clients for the last 12 years and now I am trying to get training in web-based technologies such as Flash and HTML-4/5. I have been paying for classes in Joomla and other Content Management Systems, as well as working on motion-based technologies and animation. I have developed some illustration styles, which I hope to integrate into these animations and possibly games for online use. In order to be able to train and get up to a professional level, I need a small amount of cash to keep me afloat while I switch to a new field. I am continuing to look for Publishing projects, but in this area, many companies have contracted and pulled their work in-house. I can make small loan payments while I retrain, as I am also selling items on eBay and my husband has a regular income. Thank you for considering me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.41%	Starting borrower rate/APR:	12.41% / 14.55%	Starting monthly payment:	$167.05

Auction yield range:	4.06% - 11.41%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	15 / 14	Length of status:	12y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	58	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$53,864	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-shiny-gain	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Personal Situation
This loan is necessary to secure a residence for a rent to own real estate transaction. The loan will be repaid in full within 6 months. We plan to rent a larger home with the option to buy for our growing family.

My financial situation is strong yet I do have a lot of credit outstanding. I have not been late on a loan payment in over seven years. We presently own our home in VA and have a solid tenant.

I am a good candidate for this loan because I have a solid job with the federal government. We also have a four acre parcel of land for sale that when sold will allow us to purchase our rental property and pay off all outstanding debt.

Thank you for any consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	11.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	6.43%
Lender servicing fee:	1.00%	Estimated return:	4.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	11 / 10	Length of status:	11y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	46	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$13,064	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	open-minded-dough0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	8 / 8	Length of status:	2y 5m
Credit score:	740-759 (Jan-2010)	Total credit lines:	21	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$720	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sharp-commitment2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Master's Degree
Purpose of loan:
"Third times a charm." I am re-listing the loan at a more conservative amount. The loan will be used to help pay for school this year.? I am a nurse practitioner student at South University and have a 4.0 GPA.? I am 1/4 of the way through my program and will receive tuition reimbursement of $7300?a year?(total)?from my employer.? The only catch is I have to pay for the classes first and complete them with a C or better.? I will graduate May 2011 and my income will go up significantly; upward $100,000 year.?

My financial situation:
I am a very good candidate for this loan because I can and will pay it back.? I am a registered nurse-BSN?and will always be employable.? My monthly net income is $7200. This is a conservative estimate in which I have not included additional nursing registry shifts that I pick up @ $55/hr. My bills and living expenses are as follows: Mortgage: $1035/month on $119,000 (Home value $169,000). Car payment: &452 with 18 months left Car Insurance on 2 vehicles: $148/mo Utilities: $250/mo Food/Living expenses: $530 (includes diapers for 14 month old) Help elderly mother with Dementia/health issues: $300 Grand total of monthly expenses $2900.

I am a conservative spender and was referred to prosper.com because I do not have anyone who can co-sign on a graduate loan?with any of the major banks.

If you are looking to make money on your money- I am a sure thing.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	3 / 3	Length of status:	4y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-treaty	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my bills
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?i am employed and will be starting another job.

Monthly net income: $2000

Monthly expenses: $
??Housing: $ 0????????
??Insurance: $ 0
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 10
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 8.33%	Starting monthly payment:	$234.99

Auction yield range:	3.06% - 6.99%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	20%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	18 / 17	Length of status:	6y 0m
Credit score:	840-859 (Feb-2010)	Total credit lines:	51	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$16,480	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	drewdles20	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting married & Wedding reception
Purpose of loan:
This loan will be used to pay for various expenses related to throwing our wedding reception in August of this year. This loan will be used to pay for our church,?flowers, photographer?and wedding reception.

My financial situation:
I am a good candidate for this loan because we intend to pay a large portion of this loan back with any cash gifts from the wedding. We are not taking a honeymoon while this debt is outstanding?because we do not believe in spending on debt. This is the first time I will have ever paid interest to carry a balance on a loan, other than my home. You may notice a high balance on one of my credit cards. This is due to payment of several of my Masters in Taxation courses, costing $3,400 each. These are being reimbursed by my employer beginning?this month. I also have a receivable of $6,343?for several other classes which will be paid in May and August.

Monthly income and expense:
Income:????????? ?? ?? ?$8,840
401(k) Deferral????????(? 885)?? Cannot reduce my elective deferral until April, 2010
Mortgage?????? ?? ?? ??(1,334)
Prop Tax Escrow? ? (? 508)
Cleaning??????????????? (??? 75)
Association??????? ?? (?? 275)
Car payment????? ??? (? 520)
Insurance????????????? (??? 89)
Fuel???????? ??? ??? ???? (?? 270)
Groceries?????????? ?? (?? 300)
Student Loan????? ?? (????93)??? Currently in-school deferrment
Student Loan???????? (?? 219)???Currently in-school deferrment
Utilities????????????? ?? (?? 330)
Income taxes??????? (1,270)

Discretionary???????????2,672

As you can see, I have a bit left at the end of the month but have recently bought a ring!?I intend to pay this off as soon as possible.?Thanks for bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$72.37

Auction yield range:	14.06% - 17.06%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	9%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-10):	4	Current / open credit lines:	6 / 6	Length of status:	2y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	47	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$5,614	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	54
Screen name:	cash-pecan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a car
Purpose of loan:
This loan will be used to purchase a 1997 GMC Jimmy, 2-owner vehicle. It is in excellent condition.? Honestly, I do not want to pay more than 18% interest.

My financial situation:
I am a good candidate for this loan because my debt/income ratio is very low. I am an honest person. I did have to file for medical bankruptcy four years ago due to an extended illness and overwhelming medical bills. You will see on my credit report that most of my loans had no past dues. I am fully recovered and have been working part-time for several years now in addition to receiving Social Security benefits. My few credit cards, which have a total available credit line of about $5,500 are very near maximum because I went on my first cruise vacation last Fall and used them for purchases. I don't have any recent installment history other than with Boeschler Hardware Company in Mt. Angel, OR; but they don't report to the credit agencies.

Monthly net income: $ 2,562.00.? (I receive $918 per month from Foothills Church and $1,644 from Social Security)

Monthly expenses: $
??Housing: $ 619
??Insurance: $ 85 car + $58 medical = $143
??Car expenses: $ 35
??Utilities: $ 80
??Phone, cable, internet: $ 90
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 170 (paying more than minimum)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$127.94

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	45%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	11 / 11	Length of status:	1y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	19	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$26,146	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-progressive-justice	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reliable, Good-intentioned Borrower
Purpose of loan:
This loan will be used to consolidate the debt I incurred after graduating college. I moved to a new city to broaden my horizons, and am just getting to the point where I don't need to use my credit cards any longer. However, I'm racked with a bit of debt with high-interest rates, making it very difficult to even start living the life I desire.? I?m on a path to living an increasingly simple, less materialistic life that treads as lightly as possible on this earth.I know one way to get there is to cut the chains of debt out of my life.With any extra funds I have, I currently put it all toward paying off my cards.I'm a person with good intentions in life, and this is an effort to improve mine so I can better improve the lives of those around me.?A lower interest rate would help me out tremendously in the short-term.
My financial situation:
I am a good candidate for this loan because I am incredibly responsible, conscientious, and reliable. Payments will always be met on time.? Even with the amount of credit card debt I have with the rates as high as they are, I have been able to make or exceed my monthly payment. I have made every effort to keep my credit score as high as possible and to keep up with my obligations.I have a steady job of almost 2 years with a government-funded organization that is receiving even more funding in the near future.Paying off my loan will not be a problem.

Monthly net income: $ 2200
Monthly expenses: $ 1893
??Housing: $ 437.50
??Insurance: $ 60
??Car expenses: $ 275
??Utilities: $ 70
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 110
??Credit cards and other loans: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	5 / 4	Length of status:	3y 4m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$2,736	Stated income:	$50,000-$74,999
Amount delinquent:	$310	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cherokee68	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need more equipment
Purpose of loan:
This loan will be used to?buy more equipment to add more revenue to my mobile locksmith business?

My financial situation:
I am a good candidate for this loan because? I have been working very hard to repair my credit and have not been late on anything in year's.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 150
??Insurance: $ 200
??Car expenses: $ 850
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 15
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.86%	Starting borrower rate/APR:	8.86% / 10.95%	Starting monthly payment:	$63.47

Auction yield range:	4.06% - 7.86%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	2 / 2	Length of status:	1y 2m
Credit score:	700-719 (Jan-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,778	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	invincible-revenue4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Card Keep cash for Business
Purpose of loan:
This loan will be used to pay off a credit card as the APR changes. I have a production business in publishing and will seek to expand it in the coming year so rather keep the cash flow to grow the business and simply paying investors then credit card companies that are constantly changing their rates with hidden costs makes more sense and is fulfilling.

My financial situation is good as i am running a international business .
I am a good candidate for this loan because i pay on time, i have healthy credit score and have no other major expenses such as a morgage, car payments ect...I look forward to presenting prosper with accurate payment as i expand my business .

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	660-679 (Jan-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$382	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	exchange-seagull	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Broken Leg Surgery
Purpose of loan:
This loan will be used to help pay for the Second and final Orthopedic Surgery on my Broken Leg.

I acquired on Saturday Morning 1-23-10 a comminuted mid shaft fibular fracture with displacement of fracture fragments along with a displaced comminuted distal tibia fracture as well. .. I fell off a ladder.

I have no medical insurance for surgery so I must pay in advance for the Surgeon, the Hospital, and the anesthesiologist. My first surgery to immobilize my broken bone was just over $8000 and has tapped me out financially. I have @ $2000 to apply to this final surgery, but still have to pay standard household bills, etc.. so I am coming up short. I hope to be able to get this loan, and with family and friends support - be able to meet the financial burden so my I can move forward with my life. This final surgery is to remove the Fixator device screwed into my leg bones and put a permanent metal plate on the fractured tibia. My surgeon is pleased with my healing progress to date and assures me I will be in great shape after the "hardware is in". Even with his "cash discount" my second surgery will cost over $8,000.

I am a good candidate for this loan because?

I hold several support Service contracts with local businesses and our County Government offices guarantying $1400/ month
Overages added to contract run @ $ 500 ? $1200 per month
My contracts are NOT in danger of non-performance cancellation, but I need to repair this leg and get back on my feet ASAP. MY contract customers are aware of my injury and a comfortable with my designated surrogate for on-site work. Most of the work I do for them is remote support(computers).

Average Monthly net income: $ 4000

Monthly expenses:
Housing: $0 (own home and 1 acre property)
Insurance: 200$
Car expenses: 400$
Utilities: 450$
Phone, cable, internet: 90$
Food, entertainment:150 $
Clothing, household expenses 50$
Credit cards and other loans: 350$

I thank you in advance for your consideration. I am glad to see a service like prosper.com.
I plan to become a lender as soon as I get out from under this surgery cost burden.
I think this service is a great idea and deserves all the support I can give.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$812.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	4 / 3	Length of status:	12y 2m
Credit score:	780-799 (Feb-2010)	Total credit lines:	12	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$5,085	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-treasure-director	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Manufacture of new product
Purpose of loan:
Purpose of loan:This loan will be used?for the manufacture of molds for production/inventory of my invention the Octopot Garden, a self watering container that can be used indoors/ outdoors to grow organic vegetables, herbs, flowers or medicinal plants. It?s an energy efficient, economical alternative to hydroponic systems.? It enables people with or without previous gardening experience to grow their own plants easily. ?I have discovered a potentially profitable niche market.? The Ocopot Garden Pro design is an optimum growing system for producing medical marijuana which is legal in fourteen states.? According to nationwide and local sources, the potential profitability of the medical marijuana market is impossible to ignore.?

My financial situation:
I am a good candidate for this loan because I have a horticulture degree, twenty five years operating my landscape, nursery and garden center business, a lakefront home on 18 acres mortgage free and equipment assets of over $100,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$298.33

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 4	Length of status:	7y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$7,732	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tireyear48	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-719 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Great Job/Bad Decisions
Purpose of loan:
This loan will be used to pay off a high interest loan.

My financial situation:
I am a good candidate for this loan because I am securely employed and have never missed a payment on any of my bills.? I?desire?to?pay off this loan and wish to get on a path of financial stability.?

Monthly net income: $ 2724.00
Monthly expenses: $
??Housing: $ 670.00
??Insurance: $ 63.00
??Car expenses: $ 120.00
??Utilities: $?23.00
??Phone, cable, internet: $ 93.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $?1190
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$615.25

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 5	Length of status:	2y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	14	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$23,189	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	creative-p2p	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/ grad/ auto
Purpose of loan:
This loan will be used to? consolidate all of my debt and get everything onto a term loan rather than revolving debt.?

My financial situation:
I am a good candidate for this loan because I earn enough money to make the all of the payments.? I am in a solid financial position, I have saved a significant amount of money but it is all in tax advantaged accounts (roth IRA, 401k etc.)? Thus I know I could eliminate all of my debts immediately if I ever chose to however I have the cash flow to make these payments and having an end date with no balance is the ultimate goal rather than a revolving debt.? Additionally, between my company stock purchase plan, my roth IRA, and my 401k I am presently saving just over $1000 dollars per month.? I have a credit score that is over 700 and I have never missed any type of payment on any credit or auto loans in my life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$86.86

Auction yield range:	17.06% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2006	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	1	Current / open credit lines:	2 / 2	Length of status:	0y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	4	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$465	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	OneLifeOneLove	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (Apr-2008)
Principal balance:	$710.45	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
*2nd Loan, Perfect Payment History*
The purpose of this loan is to pay for expenses associated with volunteering in the country of Nepal this summer. This loan will cover airfare and program cost while volunteering at an Elementary School in Nepal teaching English/Art and living with a host family. This is a once in a lifetime opportunity for me to get out and discover the world while being able to give back at the same time. The program length is 5 weeks starting in June 2010.

As you can see by my previous prosper loan I have had a perfect payment history for the first 19 months of creating the 1st loan. I plan on using fund raising and scholarships to pay back the cost of the programs before I actually depart for abroad. This loan will cover the initial cost of airfare and reserving a spot in the program.

Thanks for taking time to look at my listing,
Happy Bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 7	Length of status:	10y 1m
Credit score:	660-679 (Jan-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,371	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	provingmyselftomyself	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 640-659 (Jul-2008) 680-699 (Feb-2007)
Principal balance:	$197.71	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Additional Work Tools needed
Growing up with a single mom and three siblings life really never was easy. I moved out on my own at age of 14 to better myself.? The lord felt that he would give me the opportunity to prove to myself that I was going to be someone special. After lots of hard work (and yes finishing school) I have a life that I could only dream of.? At the age of 38 I have proven to myself that not only will hard work help you live "comfortable" but that nothing is more valuable than the family I have.I started a business?11 years ago with very little capital?and since it has grown 400% in the last 3 years.? With this growth there are always "cash flow" issues and more equipment needed.? Now I am needing new test equipment and instead of charging this purchase to a credit card I am going to see if any of you will like to help. Thanks for considering my request and your help will be greatly appreciated.? This will be my second loan through Prosper as you can see my repayment of first has been flawless. Since my home mortgage company only reports to Transunion and not Equifax that Prosper uses my Prosper rating has dropped 40 points because it shows I am not a home owner but in fact I am and have been since 1998. So the E score is not acurate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$114.49

Auction yield range:	8.06% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1981	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	5y 2m
Credit score:	780-799 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,140	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	engaging-capital	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$303.25

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	53%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	15 / 15	Occupation:	Retail Management
Credit score:	700-719 (Feb-2010)	Total credit lines:	34	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$245,487
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	revenue-beaker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to?help pay down my high interest credit card debt.?

My financial situation:
I am a good candidate for this loan because? I have a good job and have been employed at the same company for over 20 years

Monthly net income: $ 4600? does not include my wife's salary

Monthly expenses: $
??Housing: $ 1800 mortgage
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 12	Length of status:	4y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	47	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$25,032	Stated income:	$25,000-$49,999
Amount delinquent:	$93	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Long2Bfree	Borrower's state:	Alabama	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	680-699 (Mar-2007) 680-699 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off my retail credit cards
ABOUT ME: I am?30 years old with no children. ?I have been employed as a tax accountant with the State Department of Revenue for 5 years.

EXPLANATION OF BAD CREDIT: I am extremely?responsible with my finances, however due to the recent?increase in credit card interest rates, my monthly minimum payments have substantially increased. ?Even though I am able to make timely monthly payments on my current accounts, I want to rid myself of this excess debt and become more proactive about my financial future.??If?I receive your bid, then I can assure you that?making my payments on time will be my top priority each month.? In fact,?I applied for and?received?a $13,000 loan with Prosper?a few years ago and have since paid it off?in full.? I have the resources to meet my financial?obligations.?

WHAT I WILL DO WITH THE MONEY LOANED TO ME:?$900 will pay all retail store charge cards; $600 will pay off an IRS tax debt.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Total monthly Income???$2742 (net).

Gas:??? $50
Electricity & Water: $125
Car Loan? $306
Food:? $100.00
Insurance: $100
Cable/Internet/Phone: $150
Credit cards and loans that won't be paid off with my Prosper loan: $500
Miscellaneous: $?200
Total Monthly Expenses : $?1531

*Rent in not included in expenses as this is my husband's monthly expense.

I will have $1211 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: As you can see, I?have the monetary resources to pay my Prosper loan, and therefore give you a good rate of return on your money.? Thanks for your?consideration?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$123.78

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	3%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	3y 10m
Credit score:	800-819 (Feb-2010)	Total credit lines:	5	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,465	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-velocity-enchilada	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to buy my girlfriend a diamond engagement ring from Brilliant Earth.? I am putting $1000 down and need another $4000.? We hope to get married in Italy in late 2010.

My financial situation:
I am a good candidate for this loan because I have a stable job (almost 4 years here), a stable living situation, great credit, and can easily afford the monthly payment.? I have very little credit card debt (about $1500), and my only other debt is low interest rates student loans totally about $16,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	5 / 5	Length of status:	3y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	11	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$45,604	Stated income:	$50,000-$74,999
Amount delinquent:	$1,374	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	Steve-T	Borrower's state:	NewHampshire	Borrower's group:	Helping others get back on their feet, together!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2010) 660-679 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Lowering my monthly payment
Just paid off my first loan with Prosper and never missed a payment, I got myself in trouble with credit cards again, this why i would like this one

Purpose of this loan:
I would like to payoff my credit cards with this loan.

Monthly net income:
$3246

Monthly expenses:
$-2950
(Broken down)
Housing: $1850 ($1500 on 1st and $350 on 2nd) taxes and insurance
Insurance: Included in Housing costs
Car expenses: None (I own 3 cars)
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $50
Credit cards: $600

Total:
Income ? Expenses
$3246 - $2950 = $296
For the purposes of this loan I did not list in my expenses that I rent the bottom floor of my house to my parents for free but they help with some of the bills varying 200-400$ per month. So the $296 in ?float? money might be slightly low but in reality is closer to 500-700$ of float money per month.

About myself:
I am 29 years old. I have steady employment as a CDL Class A Truck Driver. I also work some overtime whenever available that I did not list on my monthly income. I own 3 motor vehicles and also am a home owner (for the past 3 years). I sparingly spend useless money and have no plans for any major purchases or remodeling. I plan on paying off this loan between 6 months to 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.90%	Starting borrower rate/APR:	28.90% / 31.26%	Starting monthly payment:	$156.94

Auction yield range:	11.06% - 27.90%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	13%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 7	Length of status:	6y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,204	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	CAPITALIZER	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GRANITE COUNTERS FOR OUR HOME
This loan will be used to buy granite counters for our kitchen. We've been in our home for 5 years now and I have a friend that is a professional installer. he can cut, bullnose the edges and put the counter tops in at a fraction of what other contractors would charge.

My financial situation is good. I work a union job in healthcare and earn $18.64 per hour. My wife is an R.N. and earns much more.

I pay for her car note: $460.00
Our auto insurance: $225.00
My credit cards: $172.00
Gas, food, misc: $250.00
Total: $,1107.00

This leaves me with about $900-$950 in discretionary money to save and spend per month. My wife pays for our mortgage and utilities and it would be a nice surprise not having to use her credit to get this loan. She pays for enough in our home.

I'm a good candidate for this loan because simply put I would never list it if I could not afford the payment. My bank account is how my wages are paid; directly deposited and this is something that can't be messed up. This loan would be paid through direct withdrawal from my account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.08%	Starting borrower rate/APR:	12.08% / 14.21%	Starting monthly payment:	$498.79

Auction yield range:	11.06% - 11.08%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	11 / 8	Length of status:	12y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$24,971	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	psrch	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	720-739 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	760-779 (Sep-2007)
Principal balance:	$4,927.77	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Clear High Interest Credit Cards

Purpose of loan: Clear off my High Interest Credit Card Debts
Hello, Please? help me in clearing off my High Interest Credit Card Debt. I would like to pay the interest to you rather than to a credit card company.

My financial situation:
I have?excellent credit history and never missed any payments to date. I will pay back your money down to the penny.
I was having issues since I had a tenant who did not pay rent and I have to pay from my pocket. hence I have these credit issue. Please help

Monthly net income: $ 6000.00 (plus my wife is also working)

Monthly expenses: $
??Housing: $ 795
??Insurance: $ 200
??Car expenses: $500
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $??800.00

Please help me to clear the loan.

Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	27%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 12	Length of status:	8y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	38	Occupation:	Engineer - Electric...
Now delinquent:	1	Revolving credit balance:	$7,173	Stated income:	$50,000-$74,999
Amount delinquent:	$2,793	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	48
Screen name:	friendly-market9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Caught in a pinch
Purpose of loan:
This loan will be used to? fix a bathroom and fix a car

My financial situation:
I am a good candidate for this loan because? I have a good, solid income. I am reliable

Monthly net income: $

Monthly expenses: $
??Housing: $ 1816.00
??Insurance: $ 42.00
??Car expenses: $ 50.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 507.00
??Other expenses: $ home repairs, child support, gas, groceries
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	2 / 2	Length of status:	37y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	7	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$995	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	red-shiny-responsibility	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal debt
Purpose of loan:
This loan will be used to pay off some personal debt?created and make one payment. ?

My financial situation:
I am a good candidate for this loan because I am settled, and still working even at the age of 70.?I enjoy working with my family at OMHS and hope to continue to do so for another 5 yrs.

Monthly net income: $ 1640.00

Monthly expenses: $ 150.00
??Housing: $?345
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	51%
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	12 / 10	Length of status:	8y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	33	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,936	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	best-worth-travels	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
Paying off existing credit card and personal debt.

My financial situation:
I am a good candidate for this loan because...even though I have some personal debt, I am trying to get this loan to?take care of the amount. It is going to take more money than 4000.00 to take care of my debt but I am trying to start somewhere.

Also the deliquincies that are showing on my credit report are from when I was way younger, over 4 years ago. I made some mistakes that have cost me but I am trying to put things back on track. Also on my credit report it shows I have a mortgage but my ex-husband and me are seperating so I am not responsible for the mortgage payment showing or bank of america credit card. Thank you for your time in considering me. God Bless.
Monthly net income: $ 2800.00

Monthly expenses: $?
Housing: $?389.00 (shared 1/2?with?roomate, so my portion is only 389.00)??Insurance: I have renters insurance with Farmers, which is only 17.00 a month.??Car expenses: $ Car Insurance 110.00, gas is 30.00 every?2 to?3 weeks.?Car Payment 280.00??Utilities: $ 50.00 (shared with roomate)??Phone, cable, internet: $ 100.00??Food, entertainment: $ 30.00 a week, sometimes go two weeks.??Clothing, household expenses $ n/a???Credit cards and other loans:?I have Care?One helping me with?most if not all of my debt that I have, I pay them 250.00 a month.??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	13	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	11 / 9	Length of status:	13y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	14	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$496	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jwell08	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 520-539 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Remodelling Kitchen
Purpose of loan:
This loan will be used to? remodel and update our kitchen. We will be replacing old appliances and upgrading our cabinets and counters.

My financial situation:
I am a good candidate for this loan because?I have very low debt and good credit. i have also paid off my first prosper loan early and was never late.?

Monthly net income: $ 5251

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 120
??Car expenses: $ 483
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	0 / 0	Length of status:	2y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	5	Occupation:	Landscaping
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	29
Screen name:	LONDONTAXI139	Borrower's state:	Missouri	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008) 660-679 (Dec-2007) 660-679 (Oct-2007) 660-679 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
LAWN MOWER
Purpose of loan:
GOOD EARTH
seasonal specialists.................neighborhood common grass mowing service

OURS IS THE GOOD EARTH
with lawn of blue/green hue
morning glistening on blade of dew
OURS IS THE GOOD EARTH
cut and rowed our lawn to be
green and trim the field I see
OURS IS THE GOOD EARTH?

My financial situation: THANK YOU TO ALL WHO HAVE ALLOWED ME MY LAST LOAN. THANK YOU TO ALL WHO GAVE ME SOME CONFIDENCE IN MY LAST LOAN EFFORT......................THE BIDDING FOR THE SCHOOL DISTRICT PROPERTIES HAVE PASSED AND I NOW ASK FOR $3000.00 FOR EQUIPMENT PURCHASE, BRIDGE LOAN, AND CREDIT HISTORY IMPROVEMENT. THANK YOU AGAIN FOR YOUR TIME AND INTEREST.
Good faith that I can provide a good service.??
I have a late model (2001) Saturn?vehicle I can trade in a pinch.
To be honest, I am barely hanging on. I have two commercial customers and three residential customers. I have been bidding large govt jobs for the past two years with little success. My only hope to stay in business and to get me on my feet again is to win a bid or two. This is the time of year to do bids.?My record will show that I completed Bankrupcty this past year and I am ready to begin again.?Presently, I need to show a credit amount to cover purchases of new equipment needed for a bid like the School District I am targeting. My plan is to underbid, of course. Last years bid?for this 80 acre job was?$53,000. I can do this for $45,000-$48,000. But, I need to show that I have the equipment ready and that I can hire an Independent Contractor to help me.?If the bid is won, the loan can be paid back in about two years. If the bid is not successful, I will have to return the loan amount. So what is this? Operating and purchasing capital for the bid season. I plan to participate in several other bids. Otherwise, this is just a bridge loan with the bulk of the loan being returned. What is Needed? 54" Riding Lawn?Mower,?Used Truck, Trailer, 48"Walk Behind Mower, 33" Finishing Mower, Trimmers, Blower Packs. And yes, I now have an LLC and I have Key Business Insurance.?The cash flow from a bid account is what is needed. And the Bankruptcy was the result of losing a job over politics?ten years ago where I leveraged credit cards to pay for an attorney and living expenses.............I ran out of money to continue anything further..............and the evolving economic times brought me to this moment. Am I being too honest? This is the way of things and I hope you can invest in me.

Monthly net income:?Sole Proprietor of Lawn Care Business/$100.00? Monthly expenses: $?I barter expenses--?
??I do not have any current expenses. I do not have any credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$784.13

Auction yield range:	8.06% - 22.95%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	75%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	24 / 23	Length of status:	22y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	44	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$128,799	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	flexible-integrity0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance Two Personal Loans
Purpose of loan:
This loan will be used to refinance a couple of personal loans that were used to replace our detached garage.? We were caught in the middle of the housing bubble when we were building the garage.? We finished the financing with personal loans and credit cards.? Now our payments are very high even though we have paid down a great deal.? We have to get more equity in the house before we can refinance with a HELOC.? I think we can reduce our monthly expenses by consolidating one or two of the loans.

My financial situation:
I am a good candidate for this loan because we are never late?or miss payments. I have?one full-time and two part-time teaching jobs.? I also have a co-owner of our house.? Neither of us is in danger of losing our jobs or income.? We should be financially more solid in a year or two once real estate stabilizes.? Our house?has a water view and sits on two?lots.??Prices have not dropped that much in Maryland, and we don't have to refinance until 2015, so we have some time to allow the?housing market to stabilize and build up equity to refinance everything.? We have good cash flow.? Two of our loans were with Chase a,nd they raised the minimum payment to 5% last August.? Our payments just on those two went from 700 to 1700.? Still we paid both faithfully every month.? We have the income; we just want to lower our payments a bit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1986	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 3	Length of status:	26y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	24	Occupation:	Military Enlisted
Now delinquent:	4	Revolving credit balance:	$15,135	Stated income:	$75,000-$99,999
Amount delinquent:	$78	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	loan-ambrosia	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tavren video business
Purpose of loan:
Purchase and place video entertainment machines in the local Tavren. (Goldentee, Silverstrike bowling, megatouch, Jukebox). Tavern has been in business for over 20 years. Tavren owner wishes to change amusement vendor and will sign a 2 year contract for my services.? This provides me with a unique opportunity.

My financial situation:
I am a good candidate for this loan because of my understanding of the amusement industry as well as my 25 plus years of management in the Military. I also have a background?in computer repair. For the past 2 years the equipment in the tavren has?generated $2,200 to $2,500 per month. The income from the machines is more than enough to pay back the loan. In addition I have guaranteed income from the Military as well as my retirement income once I retire here in Colorado.? Due to an Military related injury I am not deployable and will not be leaving the area. I intend to retire here and pursue my Amusement operator company.

You will note that I have a couple of adverse items on my credit history (2005 time frame). This was due to my Deployment ot Iraq. My wife had also gone back to school during this time to finish up her Doctorate degree and was only working part time.? My current finances are listed below and do not reflect my wifes income or the expected income from the machines.

I appreciate your consideration for this loan request.

Monthly net income: $6,400

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 150
??Car expenses: $?300
??Utilities: $ 200
??Phone, cable, internet: $ 65
??Food, entertainment: $ 150?
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$189.66

Auction yield range:	17.06% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1980	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-10):	4	Current / open credit lines:	7 / 8	Length of status:	2y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$16,330
Amount delinquent:	$814	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	affluence-hootenanny	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to? help my family

My financial situation:
I am a good candidate for this loan because?i take care of my responsibility.

Monthly net income: $ 2692

Monthly expenses: $ 1420
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 250
??Phone, cable, internet: $
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 270
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-10):	1	Current / open credit lines:	1 / 1	Length of status:	2y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	unbelievable-worth1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fairytale Western Wedding
Purpose of loan: This loan will be used to? Make the final payment on our wedding. The invitations have been mailed, the tuxedos ordered, the dress altered and the showers thrown. My fiance and I have been saving for the past 2 years since he proposed on Christmas Eve 2007 for this very special occasion. Unfortunately, his parents stumbled on hard times and we had to utilize our savings to assist them in keeping the family home and acreage which he will one day inherit. The wedding is scheduled for March 6, 2010 and I am stressed not knowing where the final payments will come from.?

My financial situation: I am a good candidate for this loan because? We are financially savy individuals. We are hard working and dependable as well as trustworthy. I am currently a senior Animal Science Major at Texas A&M university, I work 25 hours a week for a distribution sales ocmpany on campus. Additionally, I work weekends for a Veterinary clinic that I have worked at since I was 16. I am strongwilled and determined and this makes me a great borrower as I will not let my lender down.??

Monthly net income: $ 1300 personal?Although this asks for personal net income I thought lenders would be interested in knowing that my parents, my future husband and I would all make sure that this note is paid in full and timely each month. My finace's monthly net income-$2000??

Monthly expenses: $ 938??
Housing: $ 0 live in family owned home?
Insurance: $ 73?
Car expenses: $ 440?
Utilities: $ 150?????
Phone, cable, internet: $ 50??
Food, entertainment: $ 150??
Clothing, household expenses $ 25???
Credit cards and other loans: $?0??
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1980	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	16 / 16	Length of status:	22y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$18,285	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-laser	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off cc debt one monthly payment
Purpose of loan:
This loan will be used to payoff credit card debt and my car?and have one monthly payment.? I used my credit cards for home improvements and would like to get my payments down to one payment.? I would also like to payoff my car loan of $7000

My financial situation:
I am a good candidate for this loan because I have a steady job with the?Federal Govt, employed for over 22 years?and would have no problem in making this one time monthly payment.

Monthly net income: $ 11500

Monthly expenses: $
??Housing: $?3500
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$395.01

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 8	Length of status:	3y 10m
Credit score:	680-699 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$68,411	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	aufanattic22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 720-739 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off credit cards
Purpose of loan:
I am requesting this loan to payoff?the balance of?a credit card that has a?high interest rate so that I can continue to pay off my debt.??The credit card currently has a balance of?$9500?with monthly payment of almost $400.? With the way the credit card companies have currently started punishing their customers I will never get the cards paid off based on these minimum payments.? With this loan I will be able to continue paying off my debt, close another credit card?and have my new Prosper loan paid off in 3 years.? The good thing is that this loan will equal or be lower than my current minimum monthly payment so my cash flow will not change.

My financial situation:
I have a good credit history with many trade lines of repayment.? I am in sales and my income is steady.? I have beeen with my current employer for?almost 4?years and am in a very stable industry.? My wife also works and brings in a steady income to have sufficent income to repay this debt.? I am a small time Prosper lender and look to increase that as I payoff this loan. I feel like you will get a good return for your investment and it will be safe.? I work too hard to keep my credit in lineto let it go down.? I used to work in the banking industry so I know the value of good credit. I do have high credit card balances due to a combination of my wife losing her job in 2008?and I was involved in some real estate business (no longer involved) and?finished selling my final properties in 2008.? With my wife out of work then we had to rely on some credit cards to keep up with the cost of living, plus I mistakenly used some credit card balance transfer to finish paying outstanding debt to complete my withdrawal from the real estate business.? I am no longer involved in any outside businesses other than my current long time job, my wife has been back to work since November of 2008 and we are having to recover by paying down all the debt we built up last year.? I was able to payoff one of our cars this year with our tax refund, also my student loans, and just finished paying off a Prosper loan I obtained in June of 2007.? Since I paid off the Prosper loan I figured it was a good time to return and try to get a consolidation loan to get the credit card debt paid off. I hope to have this loan paid off and continue paying off the rest of my debt. I am determined to be debt free of?credit cards within 5-7 years,??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$95.96

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 9	Length of status:	20y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,815	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-hornet	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
household expenses, tuition bills
Purpose of loan:
This loan will be used to pay some unexpected household expenses and some tuition payments due for grandson.?

My financial situation:
I am a good candidate for this loan because I have never defaulted on previous loans.? I will be able to meet the $98 per month payment.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	8 / 7	Length of status:	3y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,944	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	understanding-benjamins5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bethinha
Purpose of loan:
This loan will be used to pay my credit card

My financial situation:
I am a good candidate for this loan because I have responsability?

Monthly net income: $ 4.400,00

Monthly expenses: $
??Housing: $ 716?
??Insurance: $?110?
??Car expenses: $ 532
??Utilities: $ 90
??Phone, cable, internet: $ 100?
??Food, entertainment: $?400?
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.08%	Starting borrower rate/APR:	22.08% / 24.35%	Starting monthly payment:	$305.85

Auction yield range:	8.06% - 21.08%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	65%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	21 / 20	Length of status:	15y 6m
Credit score:	660-679 (Jan-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,021	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mongoose9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saying goodbye to Capital One
Purpose of loan:
This loan will be used to pay off Dell Financial $2500 - 22.24%, part of Capital One $10000 - 24.25% and a small payday loan. I used the capital one to fund some college courses over the past couple of years and now it is getting harder to pay off. Hopefully I will be able to get these debts behind me.

My financial situation:
I am a good candidate for this loan because I am a teacher and have a steady income. I've been teaching kindergarten for 16 years. My husband has a good job and has been with the same company for 20 years as an industrial plumber. He makes around $49,000 a year. He has never had a credit card and has no open loans. We have a small farm that is worth $125,000 and is completely paid for. Since all of the debt is in my name, I want to pay it off myself instead of getting a mortgage against our home. I have a car loan that?has around $12,000 left on the balance.

Monthly net income: $ 2750

Monthly expenses: $
??Housing: $0
??Insurance: $?0
??Car expenses: $?348
??Utilities: $0
??Phone, cable, internet: $ 100
??Food, entertainment: $?0
??Clothing, household expenses $?0
??Credit cards and other loans: $ 1200
??Other expenses: $ husband pays most of the expenses and bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	5	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$13,406	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	credible-market9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capitol for prototype/ patent fees
Purpose of loan:
Loan will be used to purchase:?composite material, tooling, miscellanious?equipment?and?patent (fees). These?provisions are to be used?in the production of a snow-sport equipment product prototype. Upon prototype production, patenting?and subsequent testing; the product will be used to achieve furthur bank financing and implementation of business model.

My financial situation:
I?currently hold salaried?employment as an analyst for a major Aerospace and Defense contractor/ manufacturer/ supply chain manager. My financial situation is fairly secured, due to the facts that: I live with family, own my car, have no student loans and have a good credit score. My monthly liabilities include: cell phone service, motorcycle (to be sold this spring), credit card (w/ only $ 1,600 remaining), and commuting expenses; this condition provides me with ~ $500 cash each month for loan payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	15 / 12	Length of status:	1y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$1,153	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CrisRN	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Make My Dreams Come True
Purpose of loan:
This loan will be used to make my dreams become a reality this summer by traveling to Italy for a three week vacation with my son.? I have always wanted to travel to Europe but have only managed to send my daughter.? Now, I am presented with an opportunity for my 7-year-old son and I to travel to Italy and stay for three weeks. This is a dream come true for me!

My financial situation:
I am a good candidate for this loan because I am in a stable job as Director of Nursing in a LTC facility.? I have had past financial problems where I was forced to file bankruptcy? (discharged in January 2005) after my now ex-husband scammed me.? We were together for less than two years and in that time, I lost everything I had including a house I was buying.? I moved back with family, went back to college and got a degree in Nursing.? Since then, I have been steadily working to improve my credit and financial situation.? I am buying a condo and have a vehicle loan.? I recently paid off a second vehicle loan of over $16,000.00.? The monthly payment on that was $324.00.? I am able to pay back this loan just with that money.? My Prosper rating says that I am high risk, but in truth, I am not.? I will not let a payment lapse.? I have not had any late payments in the last five years.? Please help - you won't be sorry!

Monthly net income: $ 4200.00

Monthly expenses: $ 3100.00
??Housing: $ 1050
??Insurance: $ 100.00
??Car expenses: $ 500.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 540.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,577.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$105.76

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$238	Stated income:	$50,000-$74,999
Amount delinquent:	$89	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	JH_Loaner	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected divorce's lawyer fees
Purpose of loan:
This loan will be used to handle?attorney fees and relocation assistance?for a sudden?divorce proceeding. This loan covers twice?the entire cost amount quoted by the lawyer's office for the scheduled divorced proceedings, with?all left over to be used for unexpected fees, court costs,?and relocation assistance. This loan will initially be put directly into an escrow with the attorney's office for proper regulation of all amounts taken from the total. Leftover amounts will be placed towards relocation fees.

My financial situation:
I am a good candidate for this loan because I maintain and keep up to date on all bills, all moneys owed, and any personal expenses. I do not spend exorbinantly, I keep my spending in check, and have been increasing my credit score while keeping household costs to a minimum.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	5y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	10	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$2,653	Stated income:	$25,000-$49,999
Amount delinquent:	$20	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	competent-community0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of debt and relocating
I will use this loan to pay off credit cards and relocate myself and my daughter to california where I will have family support to help care for my special needs daughter. I will be relocating to our california office which will ensure that I will have income to pay my debts if approved. Kind regards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$46.42

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	22%
Basic (1-10):	10	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	10 / 8	Length of status:	2y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,806	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tremendous-asset5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off my credit card
Purpose of loan:
This loan will be used to pay off my credit card. I would like to start out small and build a good relationship with members here at Prosper.com. It doesn?t make sense to give any more money to these banks that we taxpayers had bailed out in the first place. I rather give it to the people on Prosper my money, at least I know the money is going to a good cause for us average Joe instead of some fat cat sitting in his corner office thinking of new way to charge us more fees.

My financial situation:
I am a good candidate for this loan because I have a solid job and a long history of paying my bills on time. I have worked very hard to have a 720+ credit score. You know having 720+ for your FICO is not something you do overnight. I am already paying more than the minimum on my current credit card loan. Why not pay off this card off completely and just pay back the loan through Prosper.com. I can save on the interest while giving back to the people who loan money through Prosper.comI hope you give careful consideration to my loan request. Thanks,Trung
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$173.62

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 5	Length of status:	4y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	34	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,427	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flexible-yield0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?
to pay off bills
My financial situation:
I am a good candidate for this loan because? my credit score is790 also Ipay off my bills?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 7	Length of status:	1y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$455	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	magnifico5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
stocks
Purpose of loan:
This loan will be used to?
buy stocks with very good growth and also have a dividend payout to help me increase my monthly income and investments
My financial situation:
I am a good candidate for this loan because?
im verry smart with money i attend ceminars to take care of my money also to learn how to invest and im also a licens realtor??
Monthly net income: $
$1900
Monthly expenses: $
??Housing: $200?
??Insurance: $ 47
??Car expenses: $
??Utilities: $200
??Phone, cable, internet: $50
??Food, entertainment: $ 70
??Clothing, household expenses $?
??Credit cards and other loans: $20?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$326.66

Auction yield range:	17.06% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	8%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	5 / 4	Length of status:	1y 5m
Credit score:	660-679 (Jan-2010)	Total credit lines:	15	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	fair-transaction0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Sister's Surrogacy Gift
Purpose of loan:
This loan will be used to?offset some of our?IVF and gestational carrier?costs.? About 2 1/2 years ago, I had some serious and unexpected medical problems, and after several operations,?one result was that I would not be able to bear children.? I came away with a clean bill of health,?but I was in complete despair - until my sister offered to?carry a baby?for me.? After a?lot of research, we picked a fertility center and started the process.? Everything has gone well up to this point, and I'm in for?13,000 happy dollars so far.? I knew all along that I'd have to borrow the rest (about?$11,000), but I didn't foresee a problem.? When I requested?my credit report, I found that a charge-off was in my file.? However, I DID pay this bill, and it was NOT late.? The item read: "Paid, as a charge-off".? The company's information is?absolutely wrong, but I was told to address?the issue?with the credit bureaus first.? Unfortunately, I just started the process.? Investigating something like this apparently takes time, which is something I don't have.??My sister and I are completely frustrated.? This incorrect mark on my file is having horribly real consequences in my life.? I cannot get a loan because of it, and it looks like?the error?could take months to be corrected.??A co-worker?told me about Prosper last week.? It's basically my last shot.? My doctor expects full payment by February 18th (!).? The $7500 that I am asking to borrow will get me pretty close.? If I can get this loan, I'd never, ever be able to thank the person or persons who funded it enough.? Because the result?will be priceless.? Thank you.?

My financial situation:
I am a good candidate for this loan because? the money I'm able to put aside each month will allow me to pay the loan back in about?6 months.? I always pay my debts.?

Monthly net income: $3300

Monthly expenses: $
??Housing: $900
??Insurance: $100
??Car expenses: $110
??Utilities: $90
??Phone, cable, internet: $130
??Food, entertainment: $250
??Clothing, household expenses $75
??Credit cards and other loans: $80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	29%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 9	Length of status:	14y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	51	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,061	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	recorder4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructure Life and Secure Future
Purpose of loan:
This loan will be used to? Restructure my finances and secure a better future.? Having gone through a bad divorce, I am finally back on track and focusing on rebuilding my life stronger.

My financial situation:
I am a good candidate for this loan because?I have stable income from the last 15 years and am professionally keeping up with technology to stay on the cutting edge of the Information Technology for constant increased potential of career growth and stability.?

Monthly net income: $6192.00? Minus 14% because of the California State Furloughs currently in effect.? $5569.00

Monthly expenses: $ 2937.00
??Housing: $ 997.00
??Insurance: $ 190.00
??Car expenses: $ 450.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 740.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$696.46

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	41%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 9	Length of status:	1y 3m
Credit score:	780-799 (Feb-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,883	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	honorable-credit3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards and taxes
Purpose of loan:
This loan will be used to?
to pay off credit cards and pay property taxes on my home that have 40% ownership from my divorce
My financial situation:
I am a good candidate for this loan because?
I have a full time job as a safety instructor at a major airport as well as I own my own cleaning business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	118%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	9 / 9	Length of status:	19y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$8,257	Stated income:	$1-$24,999
Amount delinquent:	$124	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	asset-wasp3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Packer body for garbage truck
Purpose of loan:
This loan will be used to purchase a used but refurbished garbage truck packer body. Our current body is no longer useable due to severe rust damage. We need the new packer body to keep our business running efficiently.

My financial situation:
I am a good candidate for this loan because we have a strong business in operation and have the ability to pay the loan from the profits the business generates. I also hold a part-time job in the evenings for more income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	8.06% - 12.00%	Estimated loss impact:	8.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-10):	5	Current / open credit lines:	4 / 3	Length of status:	20y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	27	Stated income:	$75,000-$99,999
Now delinquent:	0	Revolving credit balance:	$2,057
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	the-return-musician	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FRIEND HELPS FRIEND
Purpose of loan:
This loan will be used to assist a very good friend who has helped me immensely to live The Good Life as a person.?

To understand my gesture in 2010 you need to know a little background about our connection.? Several years ago I was in dire straights living in New Mexico, suffering my own financial problems.? I have recovered from a dismal physical, mental, and financial situation thanks to my friend assisting me in moving to the East Coast in 2004.? I now live within ten miles of my family, and I enjoy? being an uncle and brother. I am truly happy because my friend assisted in packing up a home, transporting me across country, dealing with the challenges that travel has for me as a quadriplegic, and setting up my new home on the East Coast.

I have a heart, though many don't get to know this trait because of my wheelchair.? If I won lottery today, then I would use the money to help others have a second chance to live a joyful life.? In this case of my friend, this means assisting him live a better financial life (the repayment of my assistance will be coordinated with www.virginmoneyus.com) and in time have the joy and happiness that I enjoy.

My financial situation:
I am a good candidate for this loan because I have a steady income, I have no debt, and I have good credit.? In March, 1989, I was retired from the US Navy with 100% disability after I became a quadriplegic, meaning that I have income from the Veterans Administration for life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$398.08

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	26%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	5 / 5	Length of status:	4y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,794	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	zippy-loan0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for wedding vendors
Purpose of loan:
This loan will be used to? pay for the wedding vendors for our upcoming wedding on Oct. 23, 2010.

My financial situation:
I am a good candidate for this loan because? I am planning on paying the load with some of the money made back at our wedding. I am also willing to set up automatic monthly payments direct from my current checking account to show that my monthly payment will always be made on time.

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 60
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 72
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$534.79

Auction yield range:	11.06% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 7	Length of status:	8y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,446	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	methodical-agreement2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? to pay off all my credit cards to eliminate high interest

My financial situation:
I am a good candidate for this loan because? I'm planning to on time and a little bite xtra everytime i can so i can finish before the time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$377.72

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	1 / 1	Length of status:	1y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	16	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$55
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tktbrkr	Borrower's state:	NorthCarolina	Borrower's group:	Business Loans for Entrepreneurs!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2007) 620-639 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Please Help Expand Successful Bus.
About 3 years ago, I applied for a $10,000 prosper.com loan in an attempt to expand my eBay business (listing # 10537).? Everything worked perfectly, I got the necessary capital I needed, I paid back the loan in full, and now I would like to start the process over again..!!

I am a full time graduate student trying to make a little cash as an online ticket broker. I strive to provide some decency and honesty in a business filled with shady characters (not to mention turn a profit), and I have established a superb online reputation.??4 years ago I started with $15,000 and turned it into $40,000 by the end of 2009.

I am proud of the percentage return on investment I have achieved during this tough economy and certainly interested in expanding once again.? To make a long story short, this is the time of year (from January to June) where I have to pay for all my tickets that I will be selling during the upcoming baseball and football seasons.? I will have roughly $50,000 in invoices to pay during that time period.? I then spend the rest of the year (April through December) selling off my inventory and paying back my loan.? Just like 3 years ago, I plan to pay back this loan in full by the end of the calendar year.

I do many transactions on eBay.? My eBay user ID is nhtixx.? Please feel free to look me up or contact me over there.? I currently have a feedback rating of 4836 (99.6% positive).? If you read the feedback people have left me, you will see customer after customer happy with the seats I sold them, the fair price, and my very fast delivery.

Unfortunately some of the poor credit decisions I made in college still affect me to the current day on my rating - but I am proud of the fact that last year at this time, my credit rating was a D - now it has been raised to a C.? Hopefully you will find me someone worthy of taking a chance on..!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	6 / 3	Length of status:	1y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,007	Stated income:	$25,000-$49,999
Amount delinquent:	$300	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	dedicated-vigilance6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchasing a bar
Purpose of loan:
This loan will be used in conjunction with my pesonal money to purchase, renovate and have operating capital for a resturant/bar.? We have a detailed business plan and will be closing on the bar in a week.? These funds are to ensure that there are no hiccups that would cause the business to fail.? A back up plan if you will.

My financial situation:
I am a good candidate for this loan because with these funds I will have reserve to pay for necessities, payback the loan and run my business.? It also allows me to hire employees so I can continue to work my other job and have money to pay back loans.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $
??Insurance: $ 180
??Car expenses: $600
??Utilities: $
??Phone, cable, internet: $ 80
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.08%	Starting borrower rate/APR:	18.08% / 20.29%	Starting monthly payment:	$579.08

Auction yield range:	17.06% - 17.08%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	18%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 5	Length of status:	5y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	10	Occupation:	Engineer - Electric...
Now delinquent:	1	Revolving credit balance:	$8,189	Stated income:	$50,000-$74,999
Amount delinquent:	$1,950	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-washboard	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I would like to purchase a weekend/
Purpose of loan:to have a weekend automobile that I would love and care for.
My financial situation:
I am a good candidate for this loan because? my yearly income for the past four years is around 50k,Ihave very good job security in the Home Theater installation programmer market-Business in our industry has not fell off.
Monthly net income: $ 4000-4500

Monthly expenses: $
??Housing: $ 800
??Insurance: $?Included in housing
??Car expenses: $?40
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 75
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.61%	Starting borrower rate/APR:	22.61% / 24.88%	Starting monthly payment:	$192.53

Auction yield range:	8.06% - 21.61%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	4 / 4	Length of status:	25y 6m
Credit score:	860-879 (Feb-2010)	Total credit lines:	32	Occupation:	Tradesman - Plumber
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	social-trombone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
restock and rebuild 25 yr old comp.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 27.57%	Starting monthly payment:	$39.08

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	14 / 13	Length of status:	2y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	42	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$21,802	Stated income:	$50,000-$74,999
Amount delinquent:	$49	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	credit-bonaza4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hard Working/Reliable- Need Help
Purpose of loan:
This loan will be used to make up for some unexpected expenses (vital house & car repairs).

My financial situation:
My husband & I are college educated, employed and homeowners. We've had a rough time with prior unemployment, house & car expenses and uncovered health expenses. Our credit profile looks worse than it is. The majority of our history is continuous, prompt bill payment with one period in time (unemployment) where we had a number of bills get behind and also charged up credit cards. But we paid off all past dues once we were able! Right now, we both have stable employment. We have 2 kids. We're reliable people, looking to build our credit back up.

Monthly net income: $ 10,166 (before taxes)

Monthly expenses: $
??Housing: $ 2737
??Insurance: $ 250
??Car expenses: $ 275?
??Utilities: $?500
??Phone, cable, internet: $ 350
??Food, entertainment: $?600
??Clothing, household expenses $?300
??Credit cards and other loans: $?1000
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 5	Length of status:	4y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$320	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-commerce-architect	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Successful Business!
Purpose of loan:
This loan will be used to purchase inventory for my Designer Handbag business. I operate a successful Ebay business selling?designer products such as Prada, Gucci, Fendi,?Burberry, Marc Jacobs, TODS, Dolce and Gabbana, Louis V, and Chloe. I am also in the process of starting an online website www.praberry.com to expand my business. I am doing all the coding myself on the website so this money won't be used for web development, it is strictly for buying product. I am a direct importer of these AUTHENTIC items and enjoy very good margins as the mark up is substantial and the demand is high. I was doing gross sales of $40,000/ month. However I ran into a situation in Florida where a real estate broker stole a significant amount of money that I had in escrow to buy a property. I had to use my business funds to dig myself out of that hole and get back on my feet. In case you are wondering...he is now in jail and his trial is in March, but the State Attorney has pretty much said that my chances of recovering the money are slim.? This money will be used to buy inventory and kickstart my successful business model.

My financial situation:
I am a?good candidate to repay this loan because the profits from the purchased inventory will be significant enough to cover the entire loan in a couple of months. Also, I have a good job and 12 rental properties that provide me with a nice monthly cashflow. On top of this my fiance graduates from medical school in March and will soon be getting a paycheck, instead of paying for medical school!!! Thank you for your consideration!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,750.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$304.05

Auction yield range:	6.06% - 23.00%	Estimated loss impact:	5.41%
Lender servicing fee:	1.00%	Estimated return:	17.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 13	Length of status:	2y 9m
Credit score:	740-759 (Feb-2010)	Total credit lines:	53	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$20,715	Stated income:	$50,000-$74,999
Amount delinquent:	$25	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	JKPMCo	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,453.00	< mo. late:	0 ( 0% )	760-779 (Apr-2008)
Principal balance:	$1,075.01	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off?my high interest credit card from a large bank that does not know the definition of customer service.

My financial situation:
I am an excellent candidate for this loan because I'm very a stable individual.? I have a previous loan with Prosper and am also a lender.? I've never paid late on a loan or credit card and?have been a homeowner for the last 15 years.? I have my MBA and have worked?in the?technology field?for over 10 years, currently employed as an?Application Design Manager at a major university.? I'm also a full time single father of a 14 year old daughter so I'm basically required to live an extremely stable and dependable lifestyle. There are no recent lifestyle or income changes and I have considerable retirement savings to cushion for hard times if necessary.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$5,633
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	joker999	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving out west for better job
Purpose of loan:
This loan will be used to? Assist me in my move out west.????????????????

My financial situation:
I am a good candidate for this loan because? I have never been late on a payment.

Monthly net income: $3500 (when employed)

Monthly expenses: $
??Housing: $ 956 (trying to move out of here, and into a place at $600)????
??Insurance: $100
??Car expenses: $0?
??Utilities: $ 60
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$205.21

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 9	Length of status:	1y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	26	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,345	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	decisive-income1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hard Wood Floors
Purpose of loan:
This loan will be used to purchase hardwood floors.

My financial situation:
I am a good candidate for this loan because we have the ability to pay it back.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	4 / 3	Length of status:	0y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	5	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	judo9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expenses until commission received
Purpose of loan:
-Temporarily fund business licenses and registrations that will create steady income once obtained this month
-Temporarily fund other business expenses incurred until my reimbursement
-Debt consolidation

Ability to make payments:
-Pending business commission to be paid for the month is $12,000
-Anticipated Income for the year is between $35,000 to $55,000 and doubling the next because commissions received are for the life of the customer
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	4%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	640-659 (Jan-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$506	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	invincible-hope1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Back Rent
Purpose of loan:
This loan will be used to? pay two months of back rent pay to get back to even.? For the first time in my renting life, I was forced to miss payment on rent because I simply didn't have the funds at the time.? This will allow me to make good on this debt to my landlords and remove the immediate weight and pressure hanging over my head as I start again as a contributing member of society.? My landlords are good people and are put in an unfortunate situation with this.? This loan would be the speediest and most beneficial solution for everyone involved.

My financial situation:
I am a good candidate for this loan because? I am back in a solid working environment with a Fortune 100 company that isn't disappearing any time soon.? This is a long-term opportunity that will allow me to pay this debt down relatively quickly.

Monthly net income: ~$2350

Monthly expenses: $1480
??Housing: $1070
??Insurance: $41
??Car expenses: $
??Utilities: $24
??Phone, cable, internet: $95
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $25
??Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	780-799 (Feb-2010)	Total credit lines:	45	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$28,473	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	towering-point	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing
Purpose of loan:
This loan will be used to? fund our internet marketing efforts.? Last year 90% of all business decisions were made by first researching the issues on the internet.? Specific to insurance, ?this next generation of consumers will consult the internet first but research shows they want to know the person from whom they will be buying.? Our purpose is to?create a website that sets us far above the competition in providing the information necessary to make informed insurance decision while showing ourselves to be the experts in their particular risks.? This website will be what defines us and weighs heavily in our success.

My financial situation:
I am a good candidate for this loan because? my partner and I have sound financial situations.? I'm currently supported by income from my own personal sales of insurance and my partner maintains income from his position at his family's trucking company as the CEO.? Personally, my resources are limited in investing in the business as it is necessary to maintain my household for my wife, my 3 year old daughter and my 9 month old son.? I want to ensure they resources are available to?support them and?surplus income from insurance sales is put back into the business.? This website is necessary now and the money requested is needed to get this up and running.? Our revenue stream continues to build up as we get more and more into the marketplace, however this website is necessary as we enter into the marketplace.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1982	Debt/Income ratio:	17%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	11 / 8	Length of status:	7y 8m
Credit score:	780-799 (Feb-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	3	Revolving credit balance:	$2,335	Stated income:	$50,000-$74,999
Amount delinquent:	$57,376	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	moneycoach20	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	780-799 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007) 720-739 (Sep-2006)
Principal balance:	$962.84	1+ mo. late:	0 ( 0% )
Total payments billed:	60
Description
moneycoach20
Teacher/coach for over thirty years need money to clean up some personal expenses. I make enough above expenses each month to make payments.
FIVE REASONS THIS LOAN IS A GOOD INVESTMENT!
1. Salary is direct deposit the last day of each month.
2. I've had this same bank account for 8 years.
3. Prosper drafts from this account each month.
4. Each Prosper payment right on time for as long as I've been a member.
5. This loan is automatic payment @ a good return rate on your money.
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 12.95%	Starting monthly payment:	$31.99

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	5	Current / open credit lines:	1 / 1	Length of status:	3y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	15	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$20	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ajst1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Books for school
Purpose of loan:
This loan will be used to? buy book for my last term of nursing school.

My financial situation:
I am a good candidate for this loan because?i am almost done with school and my income will increase.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	42%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	8 / 8	Length of status:	2y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	18	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$16,461	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsibility-captain5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debtrelief
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 14	Length of status:	3y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,743	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fields479	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opportunity
Purpose of loan:
This loan will be used to consolidate my bills into one easy payment. My goal is to be debt free and soon enough I will be!??

My financial situation:
I am a good candidate for this loan because I have excellent credit and payment history. I can afford the new loan payment and still be able to put a lot away in savings every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$961.89

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	10 / 6	Length of status:	20y 6m
Credit score:	800-819 (Feb-2010)	Total credit lines:	17	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$33,653	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	openness-mirth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Future Nest Egg
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.41%	Starting borrower rate/APR:	27.41% / 29.75%	Starting monthly payment:	$123.14

Auction yield range:	11.06% - 26.41%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	5 / 5	Length of status:	4y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	10	Revolving credit balance:	$861	Stated income:	$25,000-$49,999
Amount delinquent:	$85,803	Bankcard utilization:	2%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	43
Screen name:	sublime-peso	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dom's loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
long time truck driver
Monthly net income: $ 3875.00
Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 48.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $????? 105.00??Food, entertainment: $ 195.00
??Clothing, household expenses $
??Credit cards and other loans: $ 175.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$296.42

Auction yield range:	17.06% - 23.55%	Estimated loss impact:	26.35%
Lender servicing fee:	1.00%	Estimated return:	-2.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Not employed
Enhanced (1-10):	3	Current / open credit lines:	13 / 12	Length of status:	8y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	27	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$11,450
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	OneHug	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hope for a Secure Future
I wish to pay off debt and finish some home improvement projects?on my house. I live on a fixed disability income of VA disability and SSD. So would like to get a budget started to correct all things in my life. By consolidating my debt, lowering my interest rates, and having one fixed payment ~ I will know exactly where I am at each month and will be able to create a more secure life for myself. ?
Thank-you for your kind consideration! Your help is so appreciated!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$189.88

Auction yield range:	8.06% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 6	Length of status:	2y 2m
Credit score:	700-719 (Feb-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,473	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glimmering-fairness499	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards GOOD CREDIT
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation: I work full time earning a good salary. I pay about $300 a month to my credit card bills. I rarely use the cards anymore, and want to pay them off once and for all and not use them at all anymore. With this loan?I will be able to pay?off the balance, and no longer be subject to periodic finance fees associated with credit cards.

I am a good candidate for this loan because I pay my credit cards each month and on time. The reason I am seeking the loan is to pay off the credit cards, and no longer pay fees for cards I do not even use anymore.

Monthly net income: $4200

Monthly expenses: $
??Housing: $1735
??Insurance: rental insurance $26 per month
??Car expenses:?I live in NYC?so do not own a car
??Utilities: utilities are built into my rent
??Phone, cable, internet: $225
??Credit cards and other loans: $300 (I pay more than the amount due each month)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	6 / 4	Length of status:	25y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	18	Occupation:	Tradesman - Electri...
Now delinquent:	1	Revolving credit balance:	$3,387	Stated income:	$25,000-$49,999
Amount delinquent:	$23,347	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	cash-electron5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay bills off & dream vacation
Purpose of loan:
This loan will be used to? pay off 2 credit cards and take a dream vacation

My financial situation:
I am a good candidate for this loan because? I have been?employed at this company for?25 years
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 120.00
??Car expenses: $ 240.00
??Utilities: $ 144.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$359.02

Auction yield range:	4.06% - 16.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	18 / 17	Length of status:	7y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,671	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hard-working-fund2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pls help my dream wedding come true
Purpose of loan:
Please help my dream wedding come true!? My fiance and I are planning on eloping in May on our three week trip to Italy.? We need your help to make this happen! The majority of the funds will be used for airfare, hotels and food.? We plan on then having a reception with our friends and family upon our return.? Our travel plans include going to Rome, Venice, Florence, and having the wedding on the seaside town of Ravello.? We have never been to Italy and are very excited.? We plan on getting around by train.?

My financial situation:
I am a good candidate for this loan because?my fiance and I both have very good jobs.? We have signed up for automatic withdrawal for the payment and plan on paying the loan back in less than a year and half.? Thank you so much for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.41%	Starting borrower rate/APR:	27.41% / 29.75%	Starting monthly payment:	$123.14

Auction yield range:	11.06% - 26.41%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 9	Length of status:	0y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	15	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$5,776	Stated income:	$25,000-$49,999
Amount delinquent:	$570	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brainy-generosity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards completely. The rest of the money will be used to get me, my girlfriend, and our 3 yr. old off to a good start with our first real home as a family.

My financial situation:
I am a good candidate for this loan because I have good credit history, I always pay bills on time or earlier and usually pay more than is actually due. Not only am I going to be the one paying for this, but my spouse also has income and we bundle everything together as far as expenses go.

Monthly net income: $ Myself: 30,000 yearly at a stable accounting job
??????????????????????????????????? My spouse: 30,000+/- yearly under self-employment
That brings us to around $4500 a month total, before expenses

Monthly expenses: $
??Housing: $ 818
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 129
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100

Total is right around $2k per month in expenses. Leaving the other money wide open to pay off the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	6 / 6	Length of status:	4y 10m
Credit score:	760-779 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,914	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	sharp-transaction7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OneHourTees
Purpose of loan:
Creative Ventures, Inc. will be opening a new 2nd location at 2310 W Belmont Ave. Chicago, IL 60618. They are currently operating under the DBA of OneHourTees.com.This new location will be to expand their printing capabilities by screen-printing rather than just digitally printing. They will be purchasing new screen-printing equipment along with a complete build out of the new store.
My financial situation:
Being newly located on one of the busiest streets in Chicago, IL will give Creative Ventures, Inc. a great advantage. I have no debt in my name currently. Also, knowing that the amount of traffic on Clybourn Ave has brought in great revenue, Belmont Ave will only serve to be a success. By opening the new store, it will give OneHourTees more room to expand into new ventures. We also will be using the facility to house Children?s Birthday parties where the kids can create their own tees. Creative Ventures, Inc. brought in $360,000.00 in 2009. We have doubled revenue every year since 2009 and we only plan on growing in the future
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$831.07

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	4y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	42	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$32,844	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worthy-rate4	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to clear up some high interest debt and create some breathing room for my family

My financial situation:
I am a good candidate for this loan because? I am currently averaging around 2K per month in payments and intend to pay this off as fast as I can without giving up anymore interest than I have to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	8 / 7	Length of status:	1y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$1,049	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brilliant-community4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards/ Wedding
Purpose of loan:
This loan will be used to pay off my credit card and pay for my wedding.

My financial situation:
I am a good candidate for this loan because I have a reliable job and pay all of my bills on time.

Monthly net income: $ 1900

Monthly expenses: $ 1400
??Housing: $ 600
??Insurance: $ 20
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	105%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Retired
Enhanced (1-10):	1	Current / open credit lines:	20 / 17	Length of status:	2y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$77,526
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	truth-utensil	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-10):	1	Current / open credit lines:	4 / 3	Length of status:	12y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	34	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	flexible-order5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cabinet Shop Equipment (Expansion)
Purpose of loan:
This loan will be used to purchase drawer box making equipment and to automate drilling holes for hinges in hardwood doors.? My shop has been very successful and I need to expand to keep up with demand.? I currently get drawer boxes made out of my shop but would like to make them in house, thus saving me a lot of money and increasing profits from every kitchen I build.?

My financial situation:
I am a good candidate for this loan because I already have successful cabinet shop with orders for full custom kitchen cabinets through summer.? I have been in business a long time and have made mistakes and learned from them already. This is not a startup but a fully functioning, licensed cabinet shop that has profitably been in business for 9 years.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 200
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$137.21

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	23	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$6,804	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	durability-matador0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car load
Purpose of loan:
This loan will be used to? Pay off the the remaining balance from the sale of my car. ? ???

My financial situation:
I am a good candidate for this loan because? my debt will be greatly reduced and I will be able to pay back the loan quickly.

Monthly net income: $ 1700 ???? ???? ????

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150 (0 once the car is sold)
??Car expenses: $ 400 (0 once the car is sold)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.